FIRST AMENDMENT
TO
EATON PERSONAL INVESTMENT PLAN
2015 Restatement

The Eaton Personal Investment Plan, presently maintained under an amended and restated document made effective January 1, 2015 (the "Plan"), is hereby amended to reflect the clarifying provisions set forth below.
1.    The definition of “Eligible Employee” in Section 1.1 of the Plan is amended to provide as follows:
An “Eligible Employee” means any Employee who has met the eligibility requirements of Article III to have Tax-Deferred Contributions made to the Plan on his behalf, except as otherwise provided in Section 1.01(11) of Appendix A for persons described therein.
2.    Each reference in the Plan to Meadow Lands, Pennsylvania and/or Local 385 shall be changed to reference Washington, Pennsylvania and/or Local 459, all by reason of an agreed upon name change.
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EXECUTED AT Cleveland, Ohio, this 30th day of November, 2016.

EATON CORPORATION

By: /s/ Mark M. McGuire
Title: Executive Vice President, General Counsel and Secretary
12024737.1